Investor Presentation August 2024

2 Forward Looking Statements This presentation has been prepared by Bowhead Specialty Holdings Inc. (“we,” “us,” “our,” “Bowhead” or the “Company”) on a confidential basis for the exclusive use of the party to whom Bowhead delivers this presentation. This presentation has been prepared by Bowhead for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Bowhead or any officer, director, employee, agent or advisor of Bowhead. This presentation does not purport to be all inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Bowhead assumes no obligation to update any information or statement after the date of this presentation as a result of new information, subsequent events, or any other circumstances. We request that you keep any information at this meeting confidential and that you do not disclose any of the information to any other parties without the Company's prior express written permission. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations are forward-looking statements. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “should”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. However, not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not related to present facts or current conditions or that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our consolidated results of operations, financial condition, liquidity, prospects and growth strategies and the industries in which we operate, and including, without limitation, statements relating to our future performance. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are beyond our control. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation as a result of various factors, including among others, the factors discussed under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations, market position and market opportunity, is based on our management’s estimates and research, as well as industry and general publications and research, surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. We believe that the information from these third-party publications, research, surveys and studies included in this presentation is reliable. Management’s estimates are derived from publicly available information, their knowledge of our industry and their assumptions based on such information and knowledge, which we believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause our future performance to differ materially from our assumptions and estimates. This presentation contains references to our trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. “Non-admitted” or excess and surplus (“E&S”) lines refers to policies generally not subject to regulations governing premium rates or policy language. We also consider insurance written on an admitted basis through either the New York Free Trade Zone or similar commercial deregulation exemptions available in certain jurisdictions, and as a result free of rate and form restrictions, to be E&S business. This presentation contains certain financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). Under U.S. securities laws, these measures are called “non-GAAP financial measures.” We use these non-GAAP financial measures when planning, monitoring and evaluating our performance. We believe these non-GAAP financial measures give our management and other users of our financial information useful insight into our underlying business performance. You should not rely on these non- GAAP financial measures as a substitute for any U.S. GAAP financial measure. While we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered supplemental in nature and is not meant to be an alternative to our reported results prepared in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces their usefulness as comparative measures. For a reconciliation of such measures (measures in which the necessary information is not available and cannot be obtained without unreasonable efforts) to comparable U.S. GAAP financial measures, see the Appendix of this presentation.

3 Our key investment highlights Focused on profitable, growing lines in attractive E&S market Strong underwriting culture with fully-integrated and accountable value chain Ability to deliver differentiated profitability across market cycles Clean balance sheet with no reserves from accident years prior to 2020 Commitment to long-term value generates strong returns, making us well-positioned for continued growth Highly experienced and entrepreneurial management team Deep, long-standing distribution relationships based on expertise, service and mutual benefit 1 2 3 6 7 5 4

4 Bowhead: Who we are Growing and profitable E&S focused specialty P&C business founded and led by industry veteran, Stephen Sills, and supported through a strategic partnership with American Family Mutual Insurance Company, S.I. (“AmFam”) Underwriting-first culture led by people with proven track records “Craft” solutions in attractive markets with strong tailwinds Sustainable underwriting across market cycles

Bowhead: By the numbers

3 underwriting divisions



Healthcare Liability
15%
Casualty
60%
BOWHEAD SPECIALTY
LTM Q2'24 GWP[1]:
$609MM
25%
Professional Liability

Key highlights

$609MM LTM Q2'24[1] GWP	**49%** 2021 – LTM Q2'24[1] GWP CAGR	**77%** LTM Q2'24[1] GWP written on E&S basis
98.7% YTD June 2024 Combined ratio[2]	**12.1%** YTD June 2024 Adjusted ROE[3]	**30+** Average years of experience of leadership team[4]

Note: [1] Last twelve months ("LTM") ended June 30, 2024; [2] Combined ratio for the six months ended June 30, 2024 was comprised of a 65.5% loss ratio and a 33.2% expense ratio. The loss ratio is based on loss picks informed by industry data rather than only using internal data from our limited operating history. Movement in loss ratio from last year reflects a shift in the mix of our business to a greater percentage of our book being in Casualty, where industry loss ratios have deteriorated. We did not take down any reserves, nor did we experience any loss activity in excess of our own expectations. The expense ratio is impacted by the continued investment in our business and a $1.3 million acceleration of remaining stock-based compensation costs associated with management's profit interest through operating expenses; [3] YTD June 2024 adjusted ROE is calculated as adjusted net income divided by the average of mezzanine and stockholders' equity as of December 31, 2023 and June 30, 2024. For the six months ended June 30, 2024, adjusted net income is annualized to arrive at adjusted ROE. Adjusted ROE was impacted by the $147.8 million increase in mezzanine and stockholders' equity and a $3.2 million reduction in after tax net income as a result of our initial public offering; [4] Leadership team includes Stephen Sills, David Newman, Jeff Saunders, Daniel Gamble and Lainie Dorneker.

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Highly experienced and entrepreneurial management team

Name and position	Years of industry experience	Leadership role prior to joining Bowhead	Prior professional experience
 **Stephen Sills** *Founder and CEO*	48	Chairman and CEO of CapSpecialty	CapSpecialty, darwin professional underwriters inc., Executive Risk
 **David Newman** *Chief Underwriting Officer*	45	Chief Underwriting Officer of Allied World's Global Markets division	Allied World Assurance Company, darwin professional underwriters inc.
 **Brad Mulcahey** *Chief Financial Officer*	21	Chief Financial Officer of Berkley Select, a division of W.R. Berkley Corp	Berkley Select, JLT, MarshMcLennan, AON
 **Maria Morrill, P.H.D., FCAS** *Chief Actuary*	24	Senior Vice President at Allied World	Allied World Assurance Company, Gallagher Re, Munich RE, Sirius Group, converium
 **Chris Butler, JD** *Head of Claims*	20	Managing Director, Professional Liability Claims at Markel	Markel, Alterra, The Hartford, AIG
 **Jeff Saunders** *Head of Casualty*	36	Head of Wholesale at Navigators Group	Navigators, CNA, Fireman's Fund Insurance Company
 **Dan Gamble** *Head of Professional Liability*	30	Managing Director, Management & Professional at Markel	Markel, Arch, Alterra
 **Lainie Dorneker, JD** *Head of Healthcare Liability*	20	President of IronHealth, Ironshore's Healthcare Professional Liability and Financial Lines division	Ironshore A Liberty Mutual Company, Zurich

BOWHEAD SPECIALTY
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7 Focused on profitable, growing lines in attractive E&S market $27 $28 $29 $29 $31 $34 $39 $46 $61 $73 $83 44.6% 50.4% 49.0% 57.8% 70.9% 63.9% 60.5% 68.1% 62.7% 61.1% 51.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $20 $30 $40 $50 $60 $70 $80 $90 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 DPW Loss ratio Expanding Commercial E&S Market ($Bn) Bowhead launch (September 2020) Source: S&P Global; Note: E&S premiums sourced per S&P Global based on license types in Schedule T of statutory filings ’20-’23 DPW CAGR: 22% ’20-’23 Avg. Loss Ratio: 60.7%

8 E&S premiums1 as % of 2023 GAAP GWP Focused on profitable, growing lines in attractive E&S market (cont’d) Source: S&P Global; Note: 1 Represents 2023 statutory direct written premiums; 2 Markel U.S. GAAP GWP includes program services and fronting; 3 For the year ended December 31, 2023; 4 Represents Other Liability: Occurrence, Other Liability: Claims Made and Medical Professional Liability: Claims Made ⚫ We are focused on profitable and growing lines within the ~$83 billion U.S. commercial E&S market³ ⚫ Our target markets4 have undergone meaningful dislocations and have outperformed the broader U.S. commercial E&S market by an average of 4 loss ratio points since 2019 100% 79% 44% 42% 40% 28% 26% 13% 0% 2

9 Strong underwriting culture with fully-integrated and accountable value chain In-house underwriting expertise “Craft” solutions and product development Integrated actuarial, claims and legal Comprehensive reinsurance program Customized technology platform Long-term distribution relationships ⚫ We do not delegate underwriting to outside parties, which is a key component of our fully-integrated model ⚫ Our unique platform allows us to deliver our custom solutions to clients while consistently generating underwriting profit within our business

10 Ability to deliver differentiated profitability across market cycles Products at Founding Products Today Excess Practice Excess Projects Primary Practice Primary Projects Excess Other¹ Primary Other Private D&O E&O Public D&O Financial Institutions Cyber Hospitals Senior Care Managed Care HCML Miscellaneous Medical Facilities Casualty Professional Liability Healthcare Liability D&O ✓ Highly experienced team with previous leadership positions at leading insurance companies ✓ Specific subject matter experts with proven track records of generating underwriting profits within the lines they write ✓ Created primary capabilities across all our products as part of cycle management strategy ✓ Strong and disciplined underwriting culture built around rigorous analytical tools (“BRATs”) and cross- functional collaboration (“Roundtables”) Underwriting matters—and is our key value proposition Note: 1 Excess Other includes Public Entity

11 Clean balance sheet with no reserves from accident years prior to 2020 ⚫ 100% cash, short-term investments and investment grade portfolio with no equity or alternative investment risk ⚫ Fixed income book and market yields of 4.7% and 5.5% respectively as of 06/30/2024 ⚫ Weighted average effective duration of ~2 years and an average credit rating of “AA+” as of 06/30/2024Conservative investment portfolio ⚫ Diversified and attractive specialty P&C portfolio with no catastrophe exposure ⚫ Reflects continuously favorable rate environment with no business or reserves from pre-2020 accident years Free from legacy reserves ⚫ No debt outstanding and no intangibles ⚫ 400%+ RBC ratio as of 12/31/2023 ⚫ All reinsurers have A.M. Best rating of “A” or better as of 06/30/2024 Prudent financial profile

Robust growth and commitment to long-term value creation

Robust growth



GWP ($MM)
Casualty
Professional Liability
Healthcare Liability
51% CAGR
$224
$357
$508
50% CAGR
$117
$176
2021
2022
2023
Q2'23
Q2'24

Attractive profitability



Combined Ratio
Expense ratio
Loss Ratio
94.6%
95.0%
99.3%
33.5%
32.0%
33.8%¹
61.1%
63.0%
65.5%²
2022
2023
Q2'24

Strong returns



Adjusted ROE¹
Adj. net income ($MM)³
$11
$26
$8
13.1%
19.0%
11.7%⁴
2022
2023
Q2'24

Note: [1] Expense ratio for the three months ended June 30, 2024 was impacted by the continued investment in our business and a $1.3 million acceleration of remaining stock-based compensation costs associated with management's profit interest through operating expenses; [2] Loss ratio for the three months ended June 30, 2024 are based on loss picks informed by industry data rather than only using internal data from our limited operating history. Movement in loss ratio from last year reflects a shift in the mix of our business to a greater percentage of our book being in Casualty, where industry loss ratios have deteriorated. We did not take down any reserves, nor did we experience any loss activity in excess of our own expectations; [3] Non-GAAP financial measure. See "Non-GAAP Reconciliation" on slide 19 for a reconciliation of the non-GAAP financial measure in accordance with the most comparable U.S. GAAP measure; [4] Adjusted ROE for three months ended June 30, 2024 was impacted by the $213.2 million increase in mezzanine and stockholders' equity and a $3.0 million reduction in after tax net income as a result of our initial public offering.

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13 Well-positioned for continued growth Grow market share through superior industry relationships Benefit from rate increases in some lines Expand account size and/or geographic appetite as market allows Add new distribution relationships Develop new products within existing lines Enter new lines/markets by hiring subject matter experts Growth levers for both “craft” and “flow” business Baleen (“Flow”) Streamlined underwriting of small, hard-to-place E&S risks • New capability launched late in Q2 2024 • Go-to-market brand: Baleen • Products: Launching our Minimum Viable Product, General Liability for contractors • Distribution: Major wholesale partners • Paper: Non-admitted • Maintain 100% control of underwriting; no delegated authority • Set clear appetite and rules criteria during product development • Straight-through processing delivers instant quotes Bowhead (“Craft”) Individual, custom underwriting of large, complicated risks • 100% of existing book • Go-to-market brand: Bowhead Specialty • Lines: Casualty, Professional Liability and Healthcare Liability • Distribution: Wholesale and retail • Paper: Admitted and non-admitted • Underwriting-first culture • Expertise-driven, customized approach for each risk • Individualized underwriting with collaborative roundtables Bowhead’s long-term growth strategy balances existing “craft” underwriting strategy with “flow” business launched in 2024

DRAFT: 3/1/2024 Financials

Summary historical financials

Condensed Income Statement

($ in thousands, except percentages and per share data)		For the years ended		Three months ended	
		December 31, 2023	December 31, 2022	June 30, 2024	June 30, 2023
Revenues:					
Gross written premiums	$	507,688	356,948	175,539	116,742
Net written premiums		334,672	245,114	112,053	76,432
Net earned premiums		263,902	182,863	90,087	61,374
Net investment income		19,371	4,725	8,777	4,048
Total revenue	**$**	**283,398**	**187,602**	**98,898**	**65,453**
Net losses and loss adjustment expenses	$	166,282	111,761	59,018	37,409
Net acquisition costs		20,935	15,194	7,582	4,960
Operating expenses		63,456	45,986	22,855	14,616
Non-operating expenses		630	-	1,481	-
Warrant expense		-	-	332	-
Credit facility interest expenses and fees		-	-	224	-
Foreign exchange (gains) losses		(20)	-	(4)	8
Total expenses	**$**	**251,283**	**172,941**	**91,488**	**56,993**
Net income	**$**	**25,047**	**11,256**	**5,533**	**6,555**
Key Operating and Financial Metrics					
Underwriting Income[1]	$	14,035	9,922	2,128	4,389
Adjusted net income[1]	$	26,152	11,256	7,880	6,561
Loss ratio		63.0%	61.1%	65.5%	61.0%
Expense ratio		32.0%	33.5%	33.8%	31.9%
Combined ratio		95.0%	94.6%	99.3%	92.8%
Return on equity[2]		18.2%	13.1%	8.2%	22.2%
Adjusted return on equity[1,2]		19.0%	13.1%	11.7%	22.2%
Diluted earnings per share	$	1.04	0.47	0.20	0.27
Diluted adjusted earnings per share[1]	$	1.09	0.47	0.28	0.27

Condensed Balance Sheet

($ in thousands)		As of June 30, 2024	As of December 31, 2023	As of December 31, 2022
Fixed maturity securities	$	706,199	554,624	236,888
Short-term investments		12,712	8,824	46,035
Total investments	**$**	**718,911**	**563,448**	**282,923**
Cash and cash equivalents		180,324	118,070	64,659
Restricted cash and cash equivalents		18,494	1,698	15,992
Accrued investment income		6,728	4,660	1,231
Premium balances receivable		69,495	38,817	29,487
Reinsurance recoverable		192,025	139,389	63,531
Prepaid reinsurance premiums		133,992	116,732	74,541
Deferred policy acquisition costs		24,564	19,407	13,672
Property and equipment, net		7,481	7,601	6,050
Income taxes receivable		1,320	1,107	--
Deferred tax assets, net		17,071	14,229	11,281
Other assets		24,768	2,701	1,840
Total assets	**$**	**1,395,173**	**1,027,859**	**565,207**
Reserves for losses and loss expenses	$	587,905	431,186	207,051
Unearned premiums		391,802	344,704	231,743
Reinsurance balances payable		45,767	40,440	23,687
Income taxes payable		29	42	1,517
Accrued expenses		11,287	14,900	12,028
Other liabilities		18,472	4,510	5,807
Total liabilities	**$**	**1,055,262**	**835,782**	**481,833**
Total mezzanine and stockholders' equity	**$**	**339,911**	**192,077**	**83,374**
Total liabilities and stockholders' equity	**$**	**1,395,173**	**1,027,859**	**565,207**

Notes: [1] Non-GAAP financial measure. See "Non-GAAP Reconciliation" on slide 19 for a reconciliation of the non-GAAP financial measure in accordance with the most comparable U.S. GAAP measure; [2] For the three months ended June 30, 2024 and 2023, net income and adjusted net income are annualized to arrive at return on equity and adjusted return on equity.

BOWHEAD SPECIALTY

15

DRAFT: 3/1/2024 Appendix

17 Long-term strategic partnership established at inception AmFam participates in underwriting results and generates fee-based earnings Policies backed by “A” rated paper and ~$7Bn policyholder surplus1 Our partnership with AmFam Note: 1 AmFam’s policyholder surplus is as of December 31, 2023. ✓ ✓✓ ⚫ Originates, issues, and underwrites all Bowhead policies ⚫ Provides all claims, actuarial, accounting, reinsurance procurement/processing and other insurance support services ⚫ Provides “A” rated paper for business originated by Bowhead ⚫ Receives ceding fee ⚫ Assumes 100% of risk of Bowhead policies from AmFam ⚫ Purchases reinsurance from high quality reinsurers (including AmFam)

Non-GAAP reconciliation

($ in thousands)		For the years ended December 31, 2023	December 31, 2022	Three months ended June 30, 2024	June 30, 2023
Income before income taxes	$	32,115	14,661	7,410	8,460
Adjustments:					
Net investment income		(19,371)	(4,725)	(8,777)	(4,048)
Net realized investment gains		-	-	(2)	-
Other insurance-related income		(125)	(14)	(32)	(31)
Non-operating expenses		630	-	1,481	-
Warrant expense		-	-	332	-
Credit facility interest expenses and fees		-	-	224	-
Foreign exchange (gains) losses		(20)	-	(4)	8
Strategic initiatives[1]		806	-	1,496	-
Underwriting income	$	**14,035**	**9,922**	**2,128**	**4,389**

($ in thousands)	For the years ended December 31, 2023 Pre-Tax	After-Tax	December 31, 2022 Pre-Tax	After-Tax	Three months ended June 30, 2024 Pre-Tax	After-Tax	June 30, 2023 Pre-Tax	After-Tax
Income as reported	$ 32,115	25,047	14,661	11,256	7,410	5,533	8,460	6,555
Adjustments:								
Net realized investment gains	-	-	-	-	(2)	(2)	-	-
Non-operating expenses	630	630	-	-	1,481	1,481	-	-
Foreign exchange gains (losses)	(20)	(20)	-	-	(4)	(4)	8	8
Strategic initiatives[1]	806	806	-	-	1,496	1,496	-	-
Tax impact	-	(311)	-	-	-	(624)	-	(2)
Adjusted net income	**$ 33,531**	**26,152**	**14,661**	**11,256**	**10,381**	**7,880**	**8,468**	**6,561**

($ in thousands, except percentages)		For the years ended December 31, 2023	December 31, 2022	Three months ended June 30, 2024	June 30, 2023
Adjusted net income[2]	$	26,152	11,256	31,519	26,245
Average mezzanine and stockholder's equity		137,726	86,050	270,551	118,144
Adjusted return on equity		**19.0%**	**13.1%**	**11.7%**	**22.2%**

($ in thousands, except per share data)		For the years ended December 31, 2023	December 31, 2022	Three months ended June 30, 2024	June 30, 2023
Adjusted net income	$	26,152	11,256	7,880	6,561
Diluted weighted average shares outstanding		24,000,000	24,000,000	27,771,108	24,000,000
Diluted adjusted earnings per share	$	**1.09**	**0.47**	**0.28**	**0.27**

Note: [1] Strategic initiatives represents costs incurred to set up our Baleen Specialty division, which is recorded in operating expenses within the Condensed Income Statement. The costs incurred primarily represent expenses to implement the new platform and processes supporting the Baleen Specialty division; [2] For the three months ended June 30, 2024 and 2023, adjusted net income is annualized to arrive at adjusted return on equity.

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